The Colonial fund

                             Class A, B and C Shares

                     Supplement to Prospectus dated March 1, 2000

The caption Performance History is revised to include Salomon Brothers Broad Investment Grade Index (Salomon Index). The Salomon Index is an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds. The average annual total return of the Salomon Index is (0.83%), 7.73% and 7.74% for the one-year, 5-year and 10-year periods ended December 31, 1999, respectively.

721-36/349B-0500                                                  May 17, 2000




                            The Colonial Fund
                             Class Z Shares

                  Supplement to Prospectus dated March 1, 2000

The caption Performance History is revised in its entirety as follows:
Understanding Performance

Calendar year total return shows the Fund's Class A share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.

Average annual total return is a measure of the Fund's performance over the past one year, five year and ten-year periods. It includes the effects of Fund expenses.

The Fund's return is compared to the Russell 1000 Index (Russell Index), an unmanaged index that tracks performance of large capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Fund's return was compared formerly to the Standard & Poor's MidCap 400 Index (S&P Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. In the past, the Fund had a medium market capitalization and used the S&P Index as an appropriate benchmark. However, the Fund's current market capitalization more closely resembles a large capitalization fund. Therefore, the Fund is changing its benchmark to the Russell Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the Salomon Brothers Broad Investment Grade Index (Salomon Index), an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds, and the Lipper Balanced Fund category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.


Performance history

--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance.


--------------------------------------------------------------------------------
Calendar Year Total Returns (Class A)
--------------------------------------------------------------------------------

                               [PERFORMANCE GRAPH]
1990   -7.50%
1991   28.13%
1992   12.96%
1993   14.46%
1994   -2.10%
1995   29.02%
1996   17.16%
1997   26.32%
1998   13.28%
1999   13.72%


For period shown in bar chart:
Best quarter: 2nd quarter 1997, +15.78%
Worst quarter:  3rd quarter 1990, -11.99%


                                          1 Year         5 Years       10 Years

Class Z (%)                                13.72        19.72(1)       13.77(1)
-------------------------------------- -------------- -------------- -----------
Russell Index (%)                           20.91        28.04         18.13
-------------------------------------- -------------- -------------- -----------
-------------------------------------- -------------- -------------- -----------
S&P Index (%)                              14.72         23.05          17.32
-------------------------------------- -------------- -------------- -----------
-------------------------------------- -------------- -------------- -----------
Salomon Index (%)                         (0.83)         7.73            7.74
-------------------------------------- -------------- -------------- -----------
Lipper Average (%)                         8.80          16.31          11.86
-------------------------------------- -------------- -------------- -----------

(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. The Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to sales charges or service fees. Class A shares were initially offered on April 30, 1982, and Class Z shares were initially offered on July 31, 1995.


721-36/350B-0500                                                  May 17, 2000